SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2010

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2010, AXA Financial, Inc. ("AXA Financial") filed a Form 8-K announcing that Mark Pearson, age 52, was elected to the Board of Directors ("Board") of AXA Financial and named President and Chief Executive Officer of AXA Financial effective January 1, 2011. On December 16, 2010, the Board revised the effective date of Mr. Pearson's appointment as President and Chief Executive Officer of AXA Financial and Chairman of the Board and Chief Executive Officer of AXA Equitable Life Insurance Company ("AXA Equitable") from January 1, 2011 until February 11, 2011. Mr. Pearson's election to the Board of AXA Financial and AXA Equitable will remain effective January 1, 2011.

Mr. Pearson joined AXA in 1995 with the acquisition of National Mutual (now AXA Asia Pacific Holdings) and was appointed Regional Chief Executive of AXA Asia Life in 2001. In 2008, he became President and Chief Executive Officer of AXA Japan and was appointed a member of the Executive Committee of AXA. Before joining AXA, Mr. Pearson spent approximately 20 years in the insurance sector, assuming several senior manager positions at National Mutual and Friends Provident. Mr. Pearson is a Fellow of the Chartered Association of Certified Accountants.

During the term of employment, Mr. Pearson will receive an annual base salary of $1,150,000 ("Annual Salary") and will have an annual bonus opportunity equal to 170% of the Annual Salary (the "Annual Bonus"). $1,773,216 of Mr. Pearson's Annual Bonus for 2011 will be guaranteed. Mr. Pearson is also eligible for a long-term incentive compensation award in March 2011 (the "2011 LTIC Award"). Awards granted pursuant to the long-term incentive compensation program are made using a combination of ordinary stock options and performance units. Mr. Pearson's 2011 LTIC Award target is 137,500 stock options to acquire AXA ordinary shares and 45,000 performance units, each subject to vesting conditions.

On December 16, 2010, the Board also named Andrew McMahon, age 43, as President of AXA Financial and AXA Equitable and authorized him to act as chief executive officer of both companies on an interim basis for the period January 1, 2011 through February 11, 2011. On February 11, 2011, Mr. McMahon will resume his current role with AXA Financial as Senior Executive Vice President and President, Financial Protection and Wealth Management and will continue to serve as President of AXA Equitable.

Mr. McMahon joined AXA Financial Group in March 2005 as a Senior Vice President of AXA Equitable. He was appointed Senior Executive Vice President and President, Financial Protection and Wealth Management of AXA Equitable in January 2010 and of AXA Financial in May 2010. Before joining AXA Equitable, he was a principal at McKinsey & Co. and served as a life insurance practice leader in North America. Prior to McKinsey, he spent several years in management positions with various business divisions of General Electric. Mr. McMahon earned a B.S. from Fairfield University and an MBA from Columbia Business School.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  December 20, 2010                    By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   General Counsel








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